SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

AEOLUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer ID Number)

P.O. Box 14287

79 T. W. Alexander Drive

4401 Research Commons, Suite 200

Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 558-8688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 16, 2004, at 12:00 noon Eastern Time, James D. Crapo, Chief Executive Officer of Aeolus Pharmaceuticals, Inc. (“Aeolus”), will give a presentation at the New York Society of Security Analysts 8th Annual Healthcare Industry Conference in New York, New York. A copy of that presentation is attached as an exhibit to this report and is incorporated herein by reference. An audio webcast replay of the presentation is expected to be available on Aeolus’ website, www.aeoluspharma.com, beginning on Monday, November 22, 2004.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	Slide presentation made at the New York Society of Security Analysts 8th Annual Healthcare Industry Conference on November 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.
Date: November 16, 2004

/s/ RICHARD W. REICHOW
Richard W. Reichow
Executive Vice President and Chief Financial Officer

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